EXHIBIT 23.(b)

                CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     We consent to the incorporation by reference of our report dated March 8, 1996, with respect to the consolidated financial statements and schedule of Cablevision Industries Corporation and Subsidiaries ("Cablevision") included in Cablevision's Annual Report on Form 10-K for the year ended December 31, 1995, incorporated by reference in the Current Report on Form 8-K of Time Warner Inc. dated November 13, 1997, in each of the following:

     1.   Registration Statement No. 333-11471 on Form S-4 for Time
          Warner Inc. (formerly named TW Inc.);
     2.   Post-Effective Amendment No. 1 to Registration Statement
          No. 333-11471 on Form S-4 filed on Form S-8 of Time Warner Inc.;
     3.   Post-Effective Amendment No. 2 to Registration Statement
          No. 333-11471 on Form S-4 filed on Form S-8 of Time Warner Inc.;
     4.   Post-Effective Amendment No. 3 to Registration Statement
          No. 333-11471 on Form S-4 filed on Form S-8 of Time Warner Inc.;
     5.   Post-Effective Amendment No. 4 to Registration Statement
          No. 333-11471 on Form S-4 filed on Form S-8 of Time Warner Inc.;
     6.   Post-Effective Amendment No. 5 to Registration Statement
          No. 333-11471 on Form S-4 filed on Form S-8 of Time Warner Inc.;
     7.   Post-Effective Amendment No. 1 to Registration Statement
          No. 333-14053 on Form S-8 of Time Warner Inc.;
     8.   Registration Statement No. 333-14611 on Form S-3 of Time
          Warner Inc.;
     9.   Registration Statement No. 333-27265 on Form S-8 of Time
          Warner Inc.;
     10.  Registration Statement No. 333-32813 on Form S-3 of Time
          Warner Inc. and Time Warner Companies, Inc.;
     11.  Registration Statement No. 333-37827 on Form S-3 of Time
          Warner Inc. (and Registration No. 333-37827-01 of Time Warner Companies, Inc.) (prospectus also relates and constitutes a post-effective amendment to Registration No. 333-32813); and
     12. Registration Statement No. 33-61497 on Form S-8 of Time Warner Companies, Inc.

ERNST & YOUNG LLP
New York, New York
November 12, 1997